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FUND MANAGER PORTOLIOS

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Selecting Leading Fund Managers for Investors Since 1984]

Annual Report

     September 30, 1999
o  Aggressive Growth Portfolio
o  Growth Portfolio
o  Growth with Income Portfolio
o  International Portfolio
o  Managed Total Return Portfolio
o  Bond Portfolio

[PHOTO OF JOHN J. DANELLO]

John J. Danello
President

President's Message

--------------------------------------------------------------------------------
                                                               November 15, 1999

Dear Shareholder:

A much improved global economy for the Portfolios' fiscal year ended September 30, 1999 led to positive stock market returns and lower bond prices. The U.S. economy exhibited steady growth, as stability returned to Asia and other foreign economies. But as the U.S. economy thrived, the threat of inflation intensified. Interest rates rose across the board during the period, and bond prices slid. Mutual fund investors have been slow to recognize the strength of the global economic recovery, and will be surprised to discover that many international funds continue to outperform their domestic peers.

U.S Stock Markets

The healthy domestic economy and recovery in corporate earnings propelled the Standard & Poor's Composite Index of 500 stocks (S&P 500 Index)* to a 27.80% one-year return through September 30, 1999. Large cap growth stocks continued to lead the market's climb, particularly in the technology sector. During the second quarter of 1999, however, value stocks -- especially producers of commodity products such as oil and chemicals -- outperformed compared to growth stocks during that period. Returns on smaller cap stocks have continued to disappoint investors, despite the fact that many smaller company stocks are selling at attractive valuations based on a historical basis. The stock market's positive gains for this period have disguised what many experts have coined a "stealth bear market." According to the Wall Street Journal (9/20/99), 62% of all New York Stock Exchange, 58% of all American Stock Exchange and 49% of all NASDAQ stocks were underwater for the year-to-date basis through September 17, 1999.

U.S. Bond Markets

Too much global prosperity has been bad news for the bond market. Yields on U.S. Treasury bonds rose by over 1% over the past twelve months -- a very significant rise for a short time period. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Government/Corporate Bond Index,** a benchmark for investment grade taxable bonds, fell 1.62% for the twelve-month period ended September 30, 1999. Although the economy appears to still be going strong, inflation remains notable by its absence. Excluding food, energy and tobacco, the core Consumer Price Index is up only 1.6% from a year ago.

International Stock Market

International stock prices generated very strong returns over the past twelve months. Overall, the developed markets outside the United States gained 30.95%, as measured by the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index.*** The biggest increases were in the Japanese and Pacific region. More recently, European stocks have showed healthy gains, reflecting strength in the economic development of the newly unified economic community now known as Euroland.

Outlook

Views on today's U.S. equity market can be divided into two camps: "classic" and "new era." Those of the more "classic" persuasion see higher inflation resulting from the strong U.S. economy and global economic recovery. According to this view, the U.S. stock market will face tough sledding as rising interest rates will hurt the highest P/E stocks [e.g. technology stocks]. Under this scenario, your U.S. equity portfolio should tilt toward value stocks and away from the growth stocks that have led the markets over the past several years. On the other hand, the "new era" camp sees continued high labor productivity resulting from technological advances and benign inflation because the competitive global economy will discourage companies from raising prices. Under this scenario, rising earnings should continue to drive U.S. stock prices and you should stick with growth rather than value, including the highest P/E stocks.

At FundManager, we remain steadfast in our belief that creating and maintaining a balanced investment program tailored to your goals, time horizon and risk tolerance is the surest route to long-term investment success.

As you review the following detailed investment reports on each of our FundManager Portfolios, you will note that each Portfolio is diversified among different types of mutual funds. For example, our FundManager Growth Portfolio and International Portfolio combine both growth funds and value funds.

Investors who take a short-term view of the financial markets can find it difficult to justify a place for bonds in their investment program, especially during times of rising interest rates. Long term investors understand that the benefits of bonds -- diversification and compound interest income -- can be substantial. FundManager Bond Portfolio and Managed Total Return Portfolio can provide you with this valuable diversification and deserve consideration despite the current difficult environment for fixed income investments.

Sincerely,

/s/ John J. Danello

-------------------
John J. Danello
President

  * The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

 ** The Lehman Government/Corporate Bond Index is composed of all bonds that are investment grade rated Baa or higher by Moody's Investor Services or BBB or higher by Standard & Poor's, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

*** Morgan Stanley Capital International Europe, Australia, Far East Index is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency.

--------------------------------------------------------------------------------
                                                              November 15, 1999

[PHOTO OF MARTIN S. ORGEL]
Martin S. Orgel, CFA
Portfolio Manager
FundManager Portfolios

Dear Shareholder:

I am pleased to present you with our annual report for the twelve-month reporting period ended September 30, 1999. This investment review addresses the various strategies implemented for each of the FundManager Portfolios within the past year, and provides some perspective into our outlook for the months ahead.

FundManager Aggressive Growth Portfolio

o Returned 31.58%* for this period versus 28.58% return for the equity benchmark Standard & Poor's Composite Index of 500 stocks** (S&P 500). Positioning the majority of assets toward mid-capitalization issues and adroit selection of some new funds during the year contributed to our success.

The addition of the Miller Anderson & Sherrerd Mid Cap Growth Fund during the end of 1998 was extremely beneficial. Over the reporting period, Portfolio Manager Arden Armstrong has guided this fund up an astounding 64.24% through her selection of rapidly growing firms exhibiting increasing rates of profitability. FPA Capital and Longleaf Partners contributed performances in excess of 20% during the period, the former a long-time value oriented holding and the latter a concentrated mid-cap blend fund added to the portfolio late last year.

Two of our fund holdings, Royce Total Return and Oakmark Small Cap, concentrate their investments in small-cap value stocks. Despite the fact that the small-cap value universe of stocks appears to be attractively undervalued vis a vis their larger-cap brethren, the returns of these two funds were disappointing. Small-cap stocks have generally been out of favor over the past several years, and we are currently reviewing our investments in the small-cap value segment to determine if a catalyst for better performance can be expected over the near term.

In our pursuit of increasing our overall exposure to the technology sector, we exchanged our position in the T. Rowe Price Mid-Cap Growth Fund for a position in the T. Rowe Price Science and Technology Fund. Since our fiscal year end of September 30, 1999, we initiated a position in the Gabelli Global Interactive Couch Potato Fund in order to gain dedicated coverage of the rapidly evolving telecommunications and Internet related multimedia industries.

  * Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for the FundManager Portfolios is based on net asset value for Class A Shares. As of September 30, 1999, total returns based on offering price, were 24.33% for Aggressive Growth Portfolio, 18.06% for Growth Portfolio, 13.80% for Growth With Income Portfolio, 26.97% for International Portfolio, (0.25)% for Managed Total Return Portfolio, and (2.01)% for Bond Portfolio. Performance shown for all underlying mutual funds owned by FundManager Portfolios is at net asset value because FundManager Portfolios do not pay a sales load due to volume purchases.

 ** The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

FundManager Growth Portfolio

o Returned 24.91%* versus 28.58% for the benchmark S&P 500.

Over the past several years, an enormous valuation gap between growth and value has developed. In 1998 for example, growth stocks outperformed value stocks by 28% [based on a comparison of the S&P Barra Growth and Value Indices***]. Although value stocks showed some renewed vigor in the second quarter of 1999, the markets have rotated back to favor growth stocks. Nonetheless, we have maintained our "tactical style strategy" to favor value funds because we believe that the continued strength of the global economy will bode well for manufacturing, industrial and natural resource companies. We therefore increased our position in Davis NY Venture (+27.62%) and Dodge & Cox Stock (+26.52%) during the reporting period in order to capitalize on these expected trends. We expect to maintain our strategic weighting in value-oriented funds going forward since we do not believe that the narrow leadership of a few growth stocks is sustainable. In the long run, equity prices always reflect the intrinsic value of the companies they represent. We believe that the cheap valuations currently reflected in value funds will be realized sooner rather than later.

Given the increasingly prominent role technology has in our economy, we decided to add the Harbor Capital Appreciation Fund to the FundManager Growth Portfolio. Portfolio Manager Sig Segalas has adeptly maneuvered this growth-oriented fund into and out of large-capitalization global brand name firms (with an emphasis in technology issues) for the past nine years with tremendous success. His fund posted a 47.77%* total return over the reporting period. Finally, strong gains were also recorded by our two index holdings making up core positions within our fund as the Vanguard Growth Index returned 33.57%* and the Vanguard Value Index contributed a healthy 21.39%* over the previous 12 months.

FundManager Growth with Income Portfolio

o Returned 20.40%* versus 28.58% for the equity benchmark S&P 500 for the reporting period. As this is our most conservative domestic equity portfolio, we are pleased with the consistent, low volatility performance of the FundManager Growth with Income Portfolio. The fund maintains its large-cap value orientation in well-established firms producing consistent earnings and oftentimes dividend income distributions.

AIM Charter contributed a strong market showing with a 37.16%* return during the reporting period, while our other growth and income holdings followed closely behind as Fundamental Investors gained 28.36%,* and Lord Abbett Affiliated added 24.38%.* While the general financial market appears to have lost interest in the importance of dividends, we believe the risk-reducing benefits from holding income-producing funds within a diversified investment portfolio are still important. Our two long-standing investments in T. Rowe Price Equity Income and Washington Mutual Investors, both equity-income funds, continued to perform well relative to their peers.

*** The S&P 500/Barra Growth Index and the S&P 500/Barra Value Index are capitalization-weighted indices of all stocks in the S&P 500 that have high price-to-book ratios.

FundManager International Portfolio

o Returned 34.34%* versus 30.95% for the Morgan Stanley Capital International Europe, Australia, Far East Index+ during the reporting period. As our newest fund, we couldn't be more pleased with the progress of the FundManager International Portfolio since its inception on June 8, 1998. With a fairly equal balance of growth, blend, and value-oriented funds, the FundManager International Portfolio consistently continues to beat not only its benchmark index, but also the international and global mutual fund peer group averages.

Markets in Asia, Latin America, and the emerging markets rebounded strongly from last fall's crisis proportions; whereas, European issues have been the laggards in relative terms. The decline in the value of the European common currency, the Euro, since its inception at the beginning of 1999 has contributed to the weakness of holding European equities. While only gaining 17.35% over the reporting period, the BT Investment International Equity Fund trailed our other funds due to its larger than average proportion of European stocks. We continue to believe in the restructuring process underway, privatization programs being completed, and greater focus on the enhancement of shareholder equity that is occurring throughout Europe.

Over the past several quarters, small-cap international stocks have outperformed their large-cap siblings. As this trend appears to be gaining momentum, we increased our holding in the Nicholas Applegate International Small-Cap Growth Fund during the third quarter. Even though the fund has gained 45.95% year-to-date through September 30, 1999 and a phenomenal 73.24% over the reporting period, we believe the strong rally among international small-cap stocks should continue. Strong performance in excess of 35% was also returned by three of our other holdings, Putnam International Growth, Tweedy Browne Global Value, and Janus Overseas.

FundManager Managed Total Return Portfolio

o Returned 5.56%* versus -1.62% for the Lehman Brothers Government/Corporate Bond Index++ over the reporting period. On a historical basis, the stock market continues to trade at unprecedented valuation levels. During the past year, we increased exposure to fixed income mutual funds in recognition of these lofty valuations. Unfortunately, the strength of the global economic recovery from last year's international economic turbulence has been very strong, and U.S. interest rates have risen by over

+ Morgan Stanley Capital International Europe, Australia, Far East Index is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency.

++The Lehman Government/Corporate Bond Index is composed of all bonds that are investment grade rated Baa or higher by Moody's Investor Services or BBB or higher by Standard & Poor's, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

  1%. Rising interest rates have provided a hostile environment for all bond funds during the reporting period. Nonetheless, we believe inflation still appears to be relatively dormant and the worst of the rise in interest rates is now behind us.

Leading the equity funds contained within this portfolio, the low cost Fidelity Spartan U.S. Equity Index returned 27.54%* over the reporting period. Our timely addition of high-yield bond funds also paid off as the Fidelity High-Income Fund returned 11.90%* and the Loomis Sayles Bond Fund contributed 7.61%* during the past twelve months

FundManager Bond Portfolio

o Returned -2.01%* versus -1.62% for the Lehman Brothers Government/Corporate Bond Index++ over the reporting period. As long-term interest rates have increased in response to Federal Reserve Board (Fed) tightening of the money supply and raises in the discount rate, bond mutual funds and fixed income investors have suffered.

During the reporting period, we have retained a nearly neutral stance [9.9 years average maturity and 5.5 years average duration for the Portfolio] relative to the benchmark index throughout the year as conflicting signals over the future direction of interest rates continues. While inflation remains subdued in the 1.5% to 2.5% range, the real rate of return from 6.0% government securities and 6.5% corporate bonds continues to be appealing. Tempering that view is the fact that the U.S. economy shows few signs of slowing down, which may force the Fed to raise interest rates further to stave off the threat of future inflation.

Highlights from the past year include our holding in FPA New Income, which returned 3.87%* over the reporting period in large measure from portfolio manager Bob Rodriquez's position in Treasury Inflation Protection bonds. Our holding in the Bond Fund of America gained a relatively impressive 2.61%* over the reporting period as many of its high-yielding corporate securities appreciated in spite of the rise in interest rates. Sincerely,

/s/ Martin S. Orgel

-------------------
Martin S. Orgel, CFA
Portfolio Manager

Performance Summary

--------------------------------------------------------------------------------

Aggressive Growth Portfolio -- Class A Shares

--------------------------------------------------------------------------------
Growth of $10,000 Invested in Aggressive
Growth Portfolio

The graph below illustrates the hypothetical investment of $10,000 in Class A Shares of the Aggressive Growth Portfolio (AGP) from October 1, 1989 to September 30, 1999, compared to the Russell 2000 Index (R2000)+.

[MOUNTAIN CHART PLOT POINTS]

9/89    10000   10000
9/90    8478    7285
9/91    11432   10569
9/92    12155   11514
9/93    14571   15332
9/94    15049   15741
9/95    18704   19419
9/96    20962   21968
9/97    26026   29259
9/98    22635   23694
9/99    29783   28213

[END PLOT POINTS]

Average Annual Total Returns (which reflect all applicable sales charges) for the Period Ended September 30, 1999
1 Year..................................................................24.3%
5 Year..................................................................13.3%
10 Year.................................................................10.9%

Absent the sales charge, the average annual total returns for the period ended September 30, 1999 are:
1 year..................................................................31.6%
5 year..................................................................14.6%
10 year.................................................................11.5%

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Portfolio's performance assumes the reinvestment of all dividends and distributions. The R2000 has been adjusted to reflect reinvestment of dividends on securities in the index. On October 1, 1989, the Portfolio did not impose any sales charges. The current maximum sales charges, as reflected in the Average Annual Total Returns, is 5.50%.

+ The R2000 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The index is unmanaged.

Aggressive Growth Portfolio -- Class B Shares

--------------------------------------------------------------------------------
Growth of $10,000 Invested in Aggressive
Growth Portfolio

The graph below illustrates the hypothetical investment of $10,000 in Class B Shares of the Aggressive Growth Portfolio (AGP) from February 22, 1999 (start of performance) to September 30, 1999, compared to the Russell 2000 Index (R2000)+.

[MOUNTAN CHART PLOT POINTS]

2/99    10000   10000
9/99    10067   10994

[END PLOT POINTS]

Average Annual Total Returns (which reflect all applicable sales charges) for the Period Ended September 30, 1999
Start of Performance (2/22/99) (cumulative)..............................0.6%

Absent the sales charge, the average annual total returns for the period ended September 30, 1999 are:
Start of Performance (2/22/99) (cumulative)..............................5.7%

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Portfolio's performance assumes the reinvestment of all dividends and distributions. The R2000 has been adjusted to reflect reinvestment of dividends on securities in the index. The Portfolio imposes a maximum deferred sales charge of 5.00%.

+ The R2000 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The index is unmanaged.

Performance Summary

--------------------------------------------------------------------------------

Growth Portfolio -- Class A Shares

--------------------------------------------------------------------------------
Growth of $10,000 Invested in Growth Portfolio

The graph below illustrates the hypothetical investment of $10,000 in Class A Shares of the Growth Portfolio (GP) from October 1, 1989 to September 30, 1999, compared to the Standard & Poors 500 Index (S&P 500)+.

[MOUNTAIN CHART PLOT POINTS]

9/89    10000   10000
9/90    8565    9075
9/91    11009   11896
9/92    12047   13204
9/93    13971   14920
9/94    14596   15472
9/95    17889   20074
9/96    20296   24157
9/97    27790   33928
9/98    27175   37006
9/99    33945   47297

[END PLOT POINTS]

Average Annual Total Returns (which reflect all applicable sales charges) for the Period Ended September 30, 1999
1 Year..................................................................18.1%
5 Year..................................................................17.1%
10 Year.................................................................12.4%

Absent the sales charge, the average annual total returns for the period ended September 30, 1999 are:
1 year..................................................................24.9%
5 year..................................................................18.4%
10 year.................................................................13.0%

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Portfolio's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. On October 1, 1989, the Portfolio did not impose any sales charges. The current maximum charges, as reflected in the Average Annual Total Returns, is 5.50%.

+ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

   The index is unmanaged.

Growth Portfolio -- Class B Shares

--------------------------------------------------------------------------------
Growth of $10,000 Invested in Growth Portfolio

The graph below illustrates the hypothetical investment of $10,000 in Class B Shares of the Growth Portfolio (GP) from February 16, 1999 (start of performance) to September 30, 1999, compared to the Standard & Poors 500 Index (S&P 500)+.

[MOUNTAIN CHART PLOT POINTS]

2/99    10000   10000
9/99    9741    10438

[END PLOT POINTS]

Average Annual Total Returns (which reflect all applicable sales charges) for the Period Ended September 30, 1999
Start of Performance (2/16/99) (cumulative)............................(2.6)%

Absent the sales charge, the average annual total returns for the period ended September 30, 1999 are:
Start of Performance (2/16/99) (cumulative)..............................2.4%

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Portfolio's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. The Portfolio imposes a maximum deferred sales charge of 5.00%.

+ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

   The index is unmanaged.

Performance Summary

--------------------------------------------------------------------------------

Growth with Income Portfolio -- Class A Shares

--------------------------------------------------------------------------------
Growth of $10,000 Invested in Growth with

Income Portfolio

The graph below illustrates the hypothetical investment of $10,000 in Class A Shares of the Growth with Income Portfolio (GIP) from October 1, 1989 to September 30, 1999, compared to the Standard & Poors 500 Index (S&P 500)+.

[MOUNTAIN CHART PLOT POINTS]

9/89    10000   10000
9/90    8517    9075
9/91    10751   11896
9/92    11807   13204
9/93    13633   14820
9/94    14086   15472
9/95    17368   20074
9/96    19753   24157
9/97    26522   33928
9/98    26095   37006
9/99    31418   47297

[END PLOT POINTS]

Average Annual Total Returns (which reflect all applicable sales charges) for the Period Ended September 30, 1999
1 Year..................................................................13.8%
5 Year..................................................................16.1%
10 Year.................................................................11.5%

Absent the sales charge, the average annual total returns for the period ended September 30, 1999 are:
1 year..................................................................20.4%
5 year..................................................................17.4%
10 year.................................................................12.1%

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Portfolio's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. On October 1, 1989, the Portfolio did not impose any sales charges. The current maximum sales charges, as reflected in the Average Annual Total Returns, is 5.50%.

+ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

   The index is unmanaged.

Growth with Income Portfolio -- Class B Shares

--------------------------------------------------------------------------------
Growth of $10,000 Invested in Growth with

Income Portfolio

The graph below illustrates the hypothetical investment of $10,000 in Class B Shares of the Growth with Income Portfolio (GIP) from February 22, 1999 (start of performance) to September 30, 1999, compared to the Standard & Poors 500 Index (S&P 500)+.

[MOUNTAIN CHART PLOT POINTS]

2/99    10000   10000   10000
9/99    9801    10438   10363

[END PLOT POINTS]

Average Annual Total Returns (which reflect all applicable sales charges) for the Period Ended September 30, 1999
Start of Performance (2/22/99) (cumulative)............................(2.0)%

Absent the sales charge, the average annual total returns for the period ended September 30, 1999 are:
Start of Performance (2/22/99) (cumulative)..............................3.0%

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Portfolio's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. The Portfolio imposes a maximum deferred sales charge of 5.00%.

+ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

   The index is unmanaged.

Performance Summary

--------------------------------------------------------------------------------

International Portfolio -- Class A Shares

--------------------------------------------------------------------------------
Growth of $10,000 Invested in International Portfolio

The graph below illustrates the hypothetical investment of $10,000 in Class A Shares of the International Portfolio (IP) from June 6, 1998 (start of performance) to September 30, 1999, compared to the Morgan Stanley Capital International Europe Australia Far East Index (MSCI).+

[MOUNTAIN CHART PLOT POINTS]

6/98    9550    10000
9/98    7898    8495
9/99    10610   10969

[END PLOT POINTS]

Average Annual Total Returns (which reflect all applicable sales charges) for the Period Ended September 30, 1999
1 Year..................................................................27.0%
Start of Performance (6/6/98) (cumulative)...............................5.0%

Absent the sales charge, the average annual total returns for the period ended September 30, 1999 are:
1 year..................................................................34.3%
Start of Performance (6/6/98) (cumulative)..............................11.1%

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Portfolio after deducting a sales charge of 4.50% ($10,000 investment minus $450 sales charge=$9,550), which was in effect at the Portfolio's start of performance. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE Index has been adjusted to reflect reinvestment of dividends on securities in the index. Effective January 8, 1999, the Portfolio imposed a maximum sales charge of 5.50%.

+ The MSCI EAFE Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The index is unmanaged.

International Portfolio -- Class B Shares

--------------------------------------------------------------------------------
Growth of $10,000 Invested in International Portfolio

The graph below illustrates the hypothetical investment of $10,000 in Class B Shares of the International Portfolio from February 22, 1999 (start of performance) to September 30, 1999, compared to the Morgan Stanley Capital International Europe Australia Far East Index (MSCI).+

[MOUNTAIN CHART PLOT POINTS]

2/99    10000   10000
9/99    11188   11061

[END PLOT POINTS]

Average Total Returns (which reflect all applicable sales charges) for the Period Ended September 30, 1999
Start of Performance (2/22/99)(cumulative)..............................11.9%

Absent the sales charge, the average annual total returns for the period ended September 30, 1999 are:
Start of Performance (2/22/99) (cumulative).............................16.9%

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Portfolio's performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE Index has been adjusted to reflect reinvestment of dividends on securities in the index. The Portfolio imposes a maximum deferred sales charge of 5.00%.

+ The MSCI EAFE Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The index is unmanaged.

Performance Summary

--------------------------------------------------------------------------------

Managed Total Return Portfolio -- Class A Shares

--------------------------------------------------------------------------------
Growth of $10,000 Invested in Managed Total
Return Portfolio

The graph below illustrates the hypothetical investment of $10,000 in Class A Shares of the Managed Total Return Portfolio (MTRP) from October 1, 1989 to September 30, 1999, compared to the Lehman Government/Corporate Total Index (LG/CI).+

[MOUNTAIN CHART PLOT POINTS]

9/89    10000           10000
9/90    9562            10675
9/91    10890           11769
9/92    11810           13326
9/93    13089           14853
9/94    13107           14239
9/95    14984           16282
9/96    16119           17016
9/97    18927           17690
9/98    19243           19961
9/99    20334           19636

[END PLOT POINTS]

Average Annual Total Returns (which reflect all applicable sales charges) for the Period Ended September 30, 1999
1 Year.................................................................(0.3)%
5 Year...................................................................7.9%
10 Year..................................................................7.3%

Absent the sales charge, the average annual total returns for the period ended September 30, 1999 are:
1 year...................................................................5.6%
5 year...................................................................9.1%
10 year..................................................................7.9%

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Portfolio's performance assumes the reinvestment of all dividends and distributions. The LG/CI has been adjusted to reflect reinvestment of dividends on securities in the index. On October 1, 1989, the Portfolio did not impose any sales charges. The current maximum sales charges, as reflected in the Average Annual Total Returns, is 5.50%.

+ The LG/CI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The index is unmanaged.

Managed Total Return Portfolio -- Class B Shares

--------------------------------------------------------------------------------
Growth of $10,000 Invested in Managed Total
Return Portfolio

The graph below illustrates the hypothetical investment of $10,000 in Class B Shares of the Managed Total Return Portfolio from February 22, 1999 (start of performance) to September 30, 1999, compared to the Lehman Government/Corporate Total Index (LG/CI).+

[MOUNTAIN CHART PLOT POINTS]

2/99    10000           10000
9/99    9465            9993

[END PLOT POINTS]

Average Annual Total Returns (which reflect all applicable sales charges) for the Period Ended September 30, 1999
Start of Performance (2/22/99) (cumulative)............................(5.4)%

Absent the sales charge, the average annual total returns for the period ended September 30, 1999 are:
Start of Performance (2/22/99) (cumulative)............................(0.4)%

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Portfolio's performance assumes the reinvestment of all dividends and distributions. The LG/CI has been adjusted to reflect reinvestment of dividends on securities in the index. The Portfolio imposes a maximum deferred sales charge of 5.00%.

+ The LG/CI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The index is unmanaged.

Performance Summary

--------------------------------------------------------------------------------

Bond Portfolio Class A Shares

--------------------------------------------------------------------------------
Growth of $10,000 Invested in Bond Portfolio

The graph below illustrates the hypothetical investment of $10,000 in Class A Shares of the Bond Portfolio (BP) from October 1, 1989 to September 30, 1999, compared to the Lehman Government/ Corporate Total Index (LG/CI)+.

[MOUNTAIN CHART PLOT POINTS]

9/89    10000   10000
9/90    10248   10675
12/90   10710   11219
9/91    11751   12369
9/92    13173   14006
9/93    14543   15611
9/94    14027   14965
9/95    15480   17112
9/96    16065   17884
9/97    17423   19599
9/98    18937   22115
9/99    18594   21755

[END PLOT POINTS]

Average Annual Total Returns for the Period Ended September 30, 1999
1 Year.................................................................(2.0)%
5 Year...................................................................5.8%
10 Year..................................................................6.4%

Past performance is no guarantee of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Portfolio's performance assumes the reinvestment of all dividends and distributions. The LG/CI has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The LG/CI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The index is unmanaged.

FundManager Portfolios
Schedule of Investments
September 30, 1999

--------------------------------------------------------------------------------

Aggressive Growth Portfolio

--------------------------------------------------------------------------------
High capital appreciation. Seeks capital appreciation without regard to current income.


                                                             Market

  Share                     Mutual Fund                       Value

---------   ------------------------------------------   --------------
Small Cap Funds -- (29.6%)
    124     AIM Aggressive Growth (Class A) ..........   $     6,557
 51,720     Baron Asset ..............................     2,667,193
 89,593     Oakmark Small Cap ........................     1,243,556
178,122     Royce Total Return .......................     1,300,287
                                                         -----------
            Total Small Cap Funds ....................     5,217,593
                                                         -----------
Mid Cap Funds -- (55.9%)

100,880     FPA Capital ..............................     3,258,440
126,397     Longleaf Partners ........................     3,166,237
133,249     MAS Mid Cap Growth .......................     3,435,155
     54     Mutual Discovery (Class Z) ...............         1,023
                                                         -----------
            Total Mid Cap Funds ......................     9,860,855
                                                         -----------
Sector Funds -- (12.0%)

     25     Hancock Regional Bank (Class A) ..........         1,163
 39,654     T. Rowe Price Science &
            Technology ...............................     2,108,031
                                                         -----------
            Total Sector Funds .......................     2,109,194
                                                         -----------
            Total Investments at Market Value

            (Cost $15,344,240) (a)....................    17,187,642
            Other assets net of liabilities (2.5%)           441,240
                                                         -----------
            Net Assets (100.0%) ......................   $17,628,882
                                                         ===========

[PIE CHART PLOT POINTS]

Mid Cap            55.9%
Small Cap          29.6%
Sector             12.0%
Other Net Assets    2.5%

[END PLOT POINTS]

Growth Portfolio

--------------------------------------------------------------------------------
Modest capital appreciation. Seeks long- term capital appreciation. Current income is a secondary consideration.


                                                          Market

  Shares                   Mutual Fund                    Value

----------   --------------------------------------   -------------
Growth Funds -- (34.1%)

 70,302      Harbor Capital Appreciation ..........   $ 3,035,625
 91,734      Vanguard Growth Index ................     3,085,924
                                                      -----------
             Total Growth Funds ...................     6,121,549
                                                      -----------
Value Funds -- (62.9%)

 95,829      Davis New York Venture ...............     2,520,313
 29,479      Dodge & Cox Stock ....................     2,915,496
     56      Mutual Beacon (Class Z) ..............           778
147,437      UAM Clipper Focus ....................     1,701,425
187,394      Vanguard Value Index .................     4,175,134
                                                      -----------
             Total Value Funds ....................    11,313,146
                                                      -----------
             Total Investments at Market Value
             (Cost $14,439,182) (b) ...............    17,434,695
             Other assets net of liabilities (3.0%)       541,120
                                                      -----------
             Net Assets (100.0%) ..................   $17,975,815
                                                      ===========

[PIE CHART PLOT POINTS]

Value                62.9%
Growth               34.1%
Other Net Assets      3.0%

[END PLOT POINTS]

(See Notes to Financial Statements which are an integral part of the Financial
                                  Statements)

FundManager Portfolios
Schedule of Investments -- (continued)

September 30, 1999

--------------------------------------------------------------------------------

Growth with Income Portfolio

--------------------------------------------------------------------------------
Income and modest capital appreciation. Seeks a combination of capital appreciation and current income.


                                                           Market

  Shares                   Mutual Fund                     Value

---------   ----------------------------------------   -------------
Growth and Income Funds -- (58.8%)
246,037     AIM Charter (Class A) ..................   $ 3,985,805
126,785     Fundamental Investors ..................     3,954,417
252,514     Lord Abbett Affiliated .................     3,916,487
                                                       -----------
            Total Growth and Income Funds ..........    11,856,709
                                                       -----------
Equity Income Funds -- (38.8%)

148,408     T. Rowe Price Equity Income ............     3,929,835
120,693     Washington Mutual Investors ............     3,895,955
                                                       -----------
            Total Equity Income Funds ..............     7,825,790
                                                       -----------
            Total Investments at Market Value

            (Cost $17,277,686) (c) .................    19,682,499
            Other assets net of liabilities (2.4%)         476,701
                                                       -----------
            Net Assets (100.0%) ....................   $20,159,200
                                                       ===========

[PIE CHART PLOT POINTS]

Growth and Income       58.8%
Equity Income           38.8%
Other Net Assets         2.4%

[END PLOT POINTS]

International Portfolio

--------------------------------------------------------------------------------
High capital appreciation. Seeks long-term capital appreciation. Current income is a secondary consideration.


                                                           Market

 Shares                   Mutual Fund                      Value

--------   -----------------------------------------   -------------
International Equity Funds -- (94.7%)
52,196     American AAdvantage International

           Equity ..................................   $1,000,592
26,032     BT Investment International Equity ......      630,225
43,736     Janus Overseas ..........................    1,017,295
40,958     Nicholas-Applegate International
           Small Cap Growth (Institutional

           Class) ..................................    1,165,655
39,989     Putnam International Growth .............      911,345
49,544     Tweedy, Browne Global Value .............    1,015,149
                                                       ----------
           Total International Equity Funds

           (Cost $5,169,941) (d) ...................    5,740,261
           Other assets net of liabilities (5.3%)         321,788
                                                       ----------
           Net Assets (100.0%) .....................   $6,062,049
                                                       ==========

[PIE CHART PLOT POINTS]

International Equity       94.7%
Other Net Assets            5.3%

[END PLOT POINTS]

(See Notes to Financial Statements which are an integral part of the Financial
                                  Statements)

FundManager Portfolios
Schedule of Investments -- (continued)

September 30, 1999

--------------------------------------------------------------------------------

Managed Total Return Portfolio

--------------------------------------------------------------------------------
Asset allocation. Seeks high total return (capital appreciation and current income) through disciplined asset allocation.


                                                             Market

  Shares                    Mutual Fund                      Value

----------   -----------------------------------------   -------------
Equity and Balanced Funds -- (35.1%)
 60,348      Fidelity Puritan ........................   $ 1,123,074
 34,929      Fidelity Spartan U.S. Equity Index ......     1,594,840
120,123      T. Rowe Price Equity Income .............     3,180,869
                                                         -----------
             Total Equity and Balanced Funds .........     5,898,783
                                                         -----------
Fixed Income Funds -- (62.1%)

195,172      Fidelity High-Income ....................     2,330,355
196,902      Loomis Sayles Bond ......................     2,303,753
218,375      PIMCO High-Yield ........................     2,343,159
345,577      PIMCO Total Return ......................     3,476,509
                                                         -----------
             Total Fixed Income Funds ................    10,453,776
                                                         -----------
             Total Investments at Market Value

             (Cost $17,029,389) (e) ..................    16,352,559
             Other assets net of liabilities (2.8%)          476,922
                                                         -----------
             Net Assets (100.0%) .....................   $16,829,481
                                                         ===========

[PIE CHART PLOT POINTS]

Fixed Income               62.1%
Equity and Balanced        35.1%
Other Net Assets            2.8%

[END PLOT POINTS]

Bond Portfolio

--------------------------------------------------------------------------------
Monthly income. Seeks a high level of current income.


                                                         Market

 Shares                  Mutual Fund                     Value

--------   ---------------------------------------   -------------
Short Maturity Funds -- (20.0%)
87,550     FPA New Income ........................   $  942,910
96,474     Vanguard Admiral Short-Term
           Treasury ..............................      961,846
                                                     ----------
           Total Short Maturity Funds ............    1,904,756
                                                     ----------
Intermediate Maturity Funds -- (60.1%)

73,643     Bond Fund of America ..................      958,100
76,937     MFS Bond (Class A) ....................      954,017
86,274     MAS Fixed Income ......................      970,587
96,291     PIMCO Total Return ....................      968,685
93,993     Vanguard Admiral Intermediate-

           Term Treasury .........................      954,029
97,955     Vanguard Intermediate-Term
           Corporate .............................      914,903
                                                     ----------
           Total Intermediate Maturity Funds          5,720,321

                                                     ----------
Long Maturity Funds -- (17.1%)
81,646     Vanguard Admiral Long-Term

           Treasury ..............................      842,590
94,462     Vanguard Long-Term Corporate ..........      785,924
                                                     ----------
           Total Long Maturity Funds .............    1,628,514
                                                     ----------
           Total Investments at Market Value
           (Cost $9,750,549) (f) .................    9,253,591
           Other assets net of liabilities (2.8%)       258,537
                                                     ----------
           Net Assets (100.0%) ...................   $9,512,128
                                                     ==========

[PIE CHART PLOT POINTS]

Intermediate Maturity      60.1%
Short Maturity             20.0%
Long Maturity              17.1%
Other Net Assets            2.8%

[END PLOT POINTS]

(See Notes to Financial Statements which are an integral part of the Financial
                                  Statements)

FundManager Portfolios
Schedule of Investments -- (continued)

September 30, 1999

--------------------------------------------------------------------------------

(a) Aggregate cost for federal income tax purposes is $15,344,240. The gross unrealized appreciation is $2,032,780; the gross unrealized depreciation is $189,378, resulting in net unrealized appreciation of $1,843,402 for federal income tax purposes.

(b) Aggregate cost for federal income tax purposes is $14,439,859. The gross unrealized appreciation is $3,256,908; the gross unrealized depreciation is $262,072, resulting in net unrealized appreciation of $2,994,836 for federal income tax purposes.

(c) Aggregate cost for federal income tax purposes is $17,277,686. The gross unrealized appreciation is $2,467,134; the gross unrealized depreciation is $62,321, resulting in net unrealized appreciation of $2,404,813 for federal income tax purposes.

(d) Aggregate cost for federal income tax purposes is $5,169,941. The gross unrealized appreciation is $605,797; the gross unrealized depreciation is $35,477, resulting in net unrealized appreciation of $570,320 for federal income tax purposes.

(e) Aggregate cost for federal income tax purposes is $16,352,975. The gross unrealized appreciation is $7,832; the gross unrealized depreciation is $685,078, resulting in net unrealized depreciation of $677,246 for federal income tax purposes.

(f) Aggregate cost for federal income tax purposes is $9,770,738. The gross unrealized appreciation is $3,102; the gross unrealized depreciation is $521,126, resulting in net unrealized depreciation of $518,024 for federal income tax purposes.

--------------------------------------------------------------------------------
    Federal Tax Information (unaudited)

    The portfolios have designated the following as capital gain dividends for the 1999 fiscal year:

     Aggressive Growth Portfolio...................................$3,222,936
     Growth Portfolio..............................................$3,639,140
     Growth with Income Portfolio..................................$4,548,387
     International Portfolio.......................................$       --
     Managed Total Return Portfolio................................$1,334,147
     Bond Portfolio................................................$       --

--------------------------------------------------------------------------------

(See Notes to Financial Statements which are an integral part of the Financial
                                  Statements)

FundManager Portfolios
Statement of Assets and Liabilities

September 30, 1999

--------------------------------------------------------------------------------


                                              Aggressive
                                                Growth           Growth

                                               Portfolio        Portfolio

                                           ---------------- ----------------
Assets:

 Investments, at value* ..................   $ 17,187,642     $ 17,434,695
 Cash ....................................        422,327          547,548
 Receivable for fund shares sold .........         22,034           52,967
 Dividend receivable .....................             --               --
 Prepaid expenses ........................             --               --
 Miscellaneous receivable ................             --              452
 Receivable from advisor .................         26,045           18,331
                                             ------------     ------------
  Total assets ...........................     17,658,048       18,053,993
                                             ------------     ------------
Liabilities:
 Payable for fund shares

 redeemed ................................          1,772           49,179
 Distribution expense payable ............          4,948            5,649
 Accrued expenses ........................         22,446           23,350
                                             ------------     ------------
  Total liabilities ......................         29,166           78,178
                                             ------------     ------------
Net assets ...............................   $ 17,628,882     $ 17,975,815
                                             ============     ============
Class A:

 Shares outstanding ......................      1,025,004        1,047,700
 Net assets ..............................   $ 16,884,324     $ 17,399,701
 Net asset value .........................   $      16.47     $      16.61
                                             ============     ============
 Offering price per share ................   $      17.43     $      17.58
                                             ============     ============
 Class B:

 Shares outstanding ......................         45,409           34,805
 Net assets ..............................   $    744,558     $    576,114
 Net asset value and offering
  price per share ........................   $      16.40     $      16.55
                                             ============     ============
Net assets consist of:

 Paid in capital .........................   $  9,678,764     $  7,991,531
 Undistributed (distribution in
 excess of) net investment
 income ..................................             --               --
 Accumulated net realized gain (loss)           6,106,716        6,988,771
 Net unrealized appreciation
 (depreciation) ..........................      1,843,402        2,995,513
                                             ------------     ------------
Net assets ...............................   $ 17,628,882     $ 17,975,815
                                             ============     ============
 *Investments, at cost ...................   $ 15,344,240     $ 14,439,182
                                             ============     ============


                                              Growth with                        Managed
                                                Income       International    Total Return         Bond

                                               Portfolio       Portfolio        Portfolio       Portfolio

                                           ---------------- --------------- ---------------- ---------------
Assets:

 Investments, at value* ..................   $ 19,682,499     $ 5,740,261     $ 16,352,559    $  9,253,591
 Cash ....................................        356,588         140,168          473,090         218,856
 Receivable for fund shares sold .........        150,274         179,903           30,000          20,000
 Dividend receivable .....................             --              --               34           5,880
 Prepaid expenses ........................             --              --               --          15,764
 Miscellaneous receivable ................             --              --               --              --
 Receivable from advisor .................             --           7,266           11,755              --
                                             ------------     -----------     ------------    ------------
  Total assets ...........................     20,189,361       6,067,598       16,867,438       9,514,091
                                             ------------     -----------     ------------    ------------
Liabilities:
 Payable for fund shares

 redeemed ................................             --              --               --              --
 Distribution expense payable ............          5,140           1,893            3,620           1,963
 Accrued expenses ........................         25,021           3,656           34,337              --
                                             ------------     -----------     ------------    ------------
  Total liabilities ......................         30,161           5,549           37,957           1,963
                                             ------------     -----------     ------------    ------------
Net assets ...............................   $ 20,159,200     $ 6,062,049     $ 16,829,481    $  9,512,128
                                             ============     ===========     ============    ============
Class A:

 Shares outstanding ......................      1,156,887         498,683        1,747,314         966,959
 Net assets ..............................   $ 19,877,593     $ 5,542,732     $ 16,780,789    $  9,512,128
 Net asset value .........................   $      17.18     $     11.11     $       9.60    $       9.84
                                             ============     ===========     ============    ============
 Offering price per share ................   $      18.18     $     11.76     $      10.16    $         --
                                             ============     ===========     ============    ============
 Class B:

 Shares outstanding ......................         16,448          46,879            5,074              --
 Net assets ..............................   $    281,607     $   519,317     $     48,692              --
 Net asset value and offering
  price per share ........................   $      17.12     $     11.08     $       9.60              --
                                             ============     ===========     ============    ============
Net assets consist of:

 Paid in capital .........................   $  9,635,404     $ 5,259,514     $ 17,095,818    $ 12,670,687
 Undistributed (distribution in
 excess of) net investment
 income ..................................             --              --          264,368         439,821
 Accumulated net realized gain (loss)           8,118,983         232,215          146,125      (3,101,422)
 Net unrealized appreciation
 (depreciation) ..........................      2,404,813         570,320         (676,830)       (496,958)
                                             ------------     -----------     ------------    ------------
Net assets ...............................   $ 20,159,200     $ 6,062,049     $ 16,829,481    $  9,512,128
                                             ============     ===========     ============    ============
 *Investments, at cost ...................   $ 17,277,686     $ 5,169,941     $ 17,029,389    $  9,750,549
                                             ============     ===========     ============    ============

(See Notes to Financial Statements which are an integral part of the Financial
                                  Statements)

FundManager Portfolios
Statement of Operations

Fiscal Year Ended September 30, 1999

--------------------------------------------------------------------------------


                                         Aggressive                   Growth with                      Managed
                                           Growth         Growth         Income     International   Total Return        Bond

                                          Portfolio      Portfolio     Portfolio      Portfolio       Portfolio      Portfolio

                                       -------------- -------------- ------------- --------------- -------------- ---------------
Income:
 Dividend income .....................   $  125,505     $  261,969    $  559,047     $  116,679      $  652,587    $  2,726,037
Expenses:
 Advisory fee ........................      117,278        140,782       174,103         46,211          61,269         224,041
 Transfer agent fees .................       70,793         63,898        64,507         31,801          47,642          40,771
 Distribution and shareholder
  service expenses ...................       76,147         92,476       112,960         30,740          37,070         149,677
 Administrative fee ..................       75,000         75,000        75,000         75,000          75,000          82,093
 Audit fee ...........................       34,066         32,099        33,232         26,340          30,083          30,578
 Printing & postage ..................       20,492         18,600        17,984          5,300          14,488          16,216
 Custodian fees and fund
 accounting fees .....................       33,001         31,799        32,449         25,377          28,607          29,189
 Legal fee ...........................       10,113         10,799        11,728          3,774           4,543          14,363
 Registration fees ...................       17,033         15,900        14,465         10,119          12,524          24,555
 Trustee fees ........................        3,460          4,200         4,300            884             982           5,560
 Insurance expense ...................          267            300           391             80             245             463
 Miscellaneous expense ...............        1,596          1,200         1,565            794          10,647          20,660
                                         ----------     ----------    ----------     ----------      ----------    ------------
  Total expenses .....................      459,246        487,053       542,684        256,420         323,100         638,166
 Waiver of advisory fee ..............      (49,499)       (42,502)           --        (46,211)        (48,759)             --
 Custodian earnings credits ..........      (22,066)       (19,082)      (14,482)       (28,692)        (20,622)        (17,546)
                                         ----------     ----------    ----------     ----------      ----------    ------------
  Net expenses .......................      387,681        425,469       528,202        181,517         253,719         620,620
                                         ----------     ----------    ----------     ----------      ----------    ------------
Net investment income ................   $ (262,176)    $ (163,500)   $   30,845     $  (64,838)     $  398,868    $  2,105,417
                                         ----------     ----------    ----------     ----------      ----------    ------------
Net Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on

 investments .........................    5,669,910      5,829,416     6,031,417         51,580         (34,562)       (983,845)
 Net realized gains received from
 underlying funds ....................    1,101,065      1,330,246     2,740,356        203,784         239,313         761,866
 Net change in unrealized
 appreciation (depreciation) .........      933,141        625,849      (698,234)     2,593,680        (345,648)     (3,051,567)
                                         ----------     ----------    ----------     ----------      ----------    ------------
Net realized and unrealized gain

(loss) ...............................    7,704,116      7,785,511     8,073,539      2,849,044        (140,897)     (3,273,546)
                                         ----------     ----------    ----------     ----------      ----------    ------------
Net increase (decrease) in net

assets resulting from operations .....   $7,441,940     $7,622,011    $8,104,384     $2,784,206      $  257,971    $ (1,168,129)
                                         ==========     ==========    ==========     ==========      ==========    ============

 (See Notes to Financial Statements which are an integral part of the Financial
                                   Statements)

                     [This Page Intentionally Left Blank]

FundManager Portfolios
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                    Aggressive Growth Portfolio

                                                                 ---------------------------------
                                                                            Year Ended
                                                                           September 30,

                                                                       1999             1998
                                                                 ---------------- ----------------
Increase (decrease) in Net Assets from:
Operations

 Net investment income (loss) ..................................  $     (262,176)  $     (256,395)
 Net realized gain on investments and underlying funds .........       6,770,975        5,495,216
 Net change in unrealized appreciation (depreciation) ..........         933,141       (7,978,242)
                                                                  --------------   --------------
  Net increase (decrease) in net assets resulting from

  operations ...................................................       7,441,940       (2,739,421)
                                                                  --------------   --------------
Class A

Dividends and distributions from:

 Net investment income .........................................              --         (806,597)
 Net realized gains ............................................      (3,205,863)      (3,851,235)
                                                                  --------------   --------------
  Total distributions ..........................................      (3,205,863)      (4,657,832)
                                                                  --------------   --------------
Capital share transactions:

 Proceeds from sales of shares .................................       4,704,897       12,072,686
 Reinvestment of dividends .....................................       3,114,913        4,313,633
 Payments for shares redeemed ..................................     (19,170,993)     (21,325,338)
                                                                  --------------   --------------
  Total from share transactions ................................     (11,351,183)      (4,939,019)
                                                                  --------------   --------------
Class B

Dividends and distributions from:

 Net investment income .........................................              --          (52,885)
 Net realized gains ............................................              --         (204,489)
                                                                  --------------   --------------
  Total distributions ..........................................              --         (257,374)
                                                                  --------------   --------------
Capital share transactions:

 Proceeds from sales of shares .................................         800,355          454,507
 Reinvestment of dividends .....................................              --          247,873
 Payments for shares redeemed ..................................              (2)      (2,285,886)
                                                                  ---------------  --------------
  Total from share transactions ................................         800,353       (1,583,507)
                                                                  --------------   --------------
Total Increase (Decrease) in Net Assets ........................      (6,314,753)     (14,177,153)
Net Assets:
 Beginning of period ...........................................      23,943,635       38,120,788
                                                                  --------------   --------------
 End of period .................................................  $   17,628,882   $   23,943,635
                                                                  ==============   ==============
  Undistributed Net Investment Income ..........................  $           --   $           --
                                                                  ==============   ==============
Shares Outstanding:
Class A

 Beginning of period ...........................................       1,701,201        1,963,321
 Shares sold ...................................................         285,533          715,177
 Reinvestment of dividends .....................................         198,529          275,632
 Shares redeemed ...............................................      (1,160,259)      (1,252,928)
                                                                  --------------   --------------
 End of period .................................................       1,025,004        1,701,201
                                                                  ==============   ==============
Class B

 Beginning of period* ..........................................              --               --
 Shares sold ...................................................          45,409               --
 Reinvestment of dividends .....................................              --               --
 Shares redeemed ...............................................              --               --
                                                                  --------------   --------------
 End of period .................................................          45,409               --
                                                                  ==============   ==============


                                                                         Growth Portfolio

                                                                 ---------------------------------
                                                                            Year Ended
                                                                           September 30,

                                                                       1999             1998
                                                                 ---------------- ----------------
Increase (decrease) in Net Assets from:
Operations

 Net investment income (loss) ..................................  $     (163,500)  $     (115,376)
 Net realized gain on investments and underlying funds .........       7,159,662        5,427,652
 Net change in unrealized appreciation (depreciation) ..........         625,849       (4,686,132)
                                                                  --------------   --------------
  Net increase (decrease) in net assets resulting from

  operations ...................................................       7,622,011          626,144
                                                                  --------------   --------------
Class A

Dividends and distributions from:

 Net investment income .........................................              --         (561,585)
 Net realized gains ............................................      (3,631,857)      (5,379,099)
                                                                  --------------   --------------
  Total distributions ..........................................      (3,631,857)      (5,940,684)
                                                                  --------------   --------------
Capital share transactions:

 Proceeds from sales of shares .................................       5,386,962       11,237,552
 Reinvestment of dividends .....................................       3,520,754        5,552,487
 Payments for shares redeemed ..................................     (24,952,841)     (14,818,143)
                                                                  --------------   --------------
  Total from share transactions ................................     (16,045,125)       1,971,896
                                                                  --------------   --------------
Class B

Dividends and distributions from:

 Net investment income .........................................              --          (21,512)
 Net realized gains ............................................              --         (190,374)
                                                                  --------------   --------------
  Total distributions ..........................................              --         (211,886)
                                                                  --------------   --------------
Capital share transactions:

 Proceeds from sales of shares .................................         602,576          334,657
 Reinvestment of dividends .....................................              --          203,743
 Payments for shares redeemed ..................................          (3,110)      (1,652,357)
                                                                  --------------   --------------
  Total from share transactions ................................         599,466       (1,113,957)
                                                                  --------------   --------------
Total Increase (Decrease) in Net Assets ........................     (11,455,505)      (4,668,486)
Net Assets:
 Beginning of period ...........................................      29,431,320       34,099,807
                                                                  --------------   --------------
 End of period .................................................  $   17,975,815   $   29,431,320
                                                                  ==============   ==============
  Undistributed Net Investment Income ..........................  $           --   $           --
                                                                  ==============   ==============
Shares Outstanding:
Class A

 Beginning of period ...........................................       1,986,992        1,843,969
 Shares sold ...................................................         316,121          666,690
 Reinvestment of dividends .....................................         218,816          362,197
 Shares redeemed ...............................................      (1,474,229)        (885,864)
                                                                  --------------   --------------
 End of period .................................................       1,047,700        1,986,992
                                                                  ==============   ==============
Class B

 Beginning of period* ..........................................              --               --
 Shares sold ...................................................          34,983               --
 Reinvestment of dividends .....................................              --               --
 Shares redeemed ...............................................            (178)              --
                                                                  --------------   --------------
 End of period .................................................          34,805               --
                                                                  ==============   ==============

*Class B shares were effective January 8, 1999.

(See Notes to Financial Statements which are an integral part of the Financial
                                  Statements)

FundManager Portfolios
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


   Growth with Income Portfolio         International Portfolio

---------------------------------- ----------------------------------
            Year Ended                         Year Ended
          September 30,                      September 30,

       1999              1998             1999              1998
------------------ --------------- ------------------ ---------------
  $      30,845     $     71,547     $     (64,838)    $    (84,700)
      8,771,773        5,380,264           255,364            9,511
       (698,234)      (5,606,653)        2,593,680       (2,023,360)
  -------------     ------------     -------------     ------------

      8,104,384         (154,842)        2,784,206       (2,098,549)
  -------------     ------------     -------------     ------------
       (687,822)        (745,365)               --               --
     (4,001,790)      (5,060,401)               --               --
  -------------     ------------     -------------     ------------
     (4,689,612)      (5,805,766)               --               --
  -------------     ------------     -------------     ------------
      3,691,846        8,739,488         3,238,895       12,727,934
      4,337,237        5,338,014                --               --
    (28,832,251)      (8,098,887)      (10,660,593)        (433,575)
  -------------     ------------     -------------     ------------
    (20,803,168)       5,978,615        (7,421,698)      12,294,359
  -------------     ------------     -------------     ------------
             --          (20,452)               --               --
             --         (123,575)               --               --
  -------------     ------------     -------------     ------------
             --         (144,027)               --               --
  -------------     ------------     -------------     ------------
        291,677          295,796           503,733               --
             --          138,956                --               --
               (2)    (1,127,347)                 (2)            --
  ----------------  ------------     ----------------  ------------
        291,675         (692,595)          503,731               --
  ---------------   ------------     ---------------   ------------
    (17,096,721)        (818,615)       (4,133,761)      10,195,810
     37,255,921       38,074,536        10,195,810               --
  ---------------   ------------     ---------------   ------------
  $  20,159,200     $ 37,255,921     $   6,062,049     $ 10,195,810
  ===============   ============     ===============   ============
  $          --     $     56,653     $          --     $         --
  ===============   ============     ===============   ============
      2,323,640        1,965,232         1,232,125               --
        209,141          487,108           314,346        1,278,370
        264,199          325,003                --               --
     (1,640,093)        (453,704)       (1,047,788)         (46,245)
  ---------------   ------------     ---------------   ------------
      1,156,887        2,323,640           498,683        1,232,125
  ===============   ============     ===============   ============
             --               --                --               --
         16,448               --            46,879               --
             --               --                --               --
             --               --                --               --
  ---------------   ------------     ---------------   ------------
         16,448               --            46,879               --
  ===============   ============     ===============   ============


                    Managed Total Return Portfolio            Bond Portfolio

                   --------------------------------- ---------------------------------
                              Year Ended                        Year Ended
                             September 30,                     September 30,

       1999               1999             1998            1999             1998
------------------ ----------------- --------------- ---------------- ----------------
  $      30,845      $   398,868      $     151,099   $    2,105,417   $    2,663,050
      8,771,773          204,751          1,672,307         (221,979)       1,199,572
       (698,234)        (345,648)        (1,614,021)      (3,051,567)         908,096
  ---------------    ------------     -------------   --------------   --------------

      8,104,384          257,971            209,385       (1,168,129)       4,770,718
  ---------------    ------------     -------------   --------------   --------------
       (687,822)        (396,123)          (284,225)      (2,052,573)      (3,199,284)
     (4,001,790)      (1,288,597)        (1,001,878)              --               --
  ---------------    ------------     -------------   --------------   --------------
     (4,689,612)      (1,684,720)        (1,286,103)      (2,052,573)      (3,199,284)
  ---------------    ------------     -------------   --------------   --------------
      3,691,846       10,181,492            804,996        3,069,959       15,451,056
      4,337,237        1,628,752          1,241,594        1,202,443        1,629,827
    (28,832,251)      (3,366,148)        (2,814,504)     (51,619,581)     (22,008,626)
  ---------------    ------------     -------------   --------------   --------------
    (20,803,168)       8,444,096           (767,914)     (47,347,179)      (4,927,743)
  ---------------    ------------     -------------   --------------   --------------
             --             (180)                --               --          (97,109)
             --               --                 --               --               --
  ---------------    ------------     -------------   --------------   --------------
             --             (180)                --               --          (97,109)
  ---------------    ------------     -------------   --------------   --------------
        291,677           50,470                 --               --          380,169
             --              171                 --               --           95,245
               (2)              (2)              --               --       (2,720,148)
  ----------------   --------------   -------------   --------------   --------------
        291,675           50,639                 --               --       (2,244,733)
  ---------------    -------------    -------------   --------------   --------------
    (17,096,721)       7,067,806         (1,844,632)     (50,567,881)      (5,698,151)
     37,255,921        9,761,675         11,606,307       60,080,009       65,778,160
  ---------------    -------------    -------------   --------------   --------------
  $  20,159,200      $16,829,481      $   9,761,675   $    9,512,128   $   60,080,009
  ===============    =============    =============   ==============   ==============
  $          --      $   264,368      $      36,186   $      439,821   $           --
  ===============    =============    =============   ==============   ==============
      2,323,640          903,317            962,429        5,704,681        6,184,570
        209,141        1,017,019             70,171          299,722        1,501,298
        264,199          166,640            113,991          117,694          158,828
     (1,640,093)        (339,662)          (243,273)      (5,155,138)      (2,140,015)
  ---------------    -------------    -------------   --------------   --------------
      1,156,887        1,747,314            903,317          966,959        5,704,681
  ===============    =============    =============   ==============   ==============
             --               --                 --               --               --
         16,448            5,057                 --               --               --
             --               17                 --               --               --
             --               --                 --               --               --
  ---------------    -------------    -------------   --------------   --------------
         16,448            5,074                 --               --               --
  ===============    =============    =============   ==============   ==============

(See Notes to Financial Statements which are an integral part of the Financial
                                  Statements)

FundManager Portfolios
Financial Highlights

--------------------------------------------------------------------------------

For a share outstanding throughout each period.


                                         Net Asset         Net         Net Realized                 Distributions   Distributions
                                           Value,      Investment     and Unrealized   Total From      From Net        from Net

                                         Beginning       Income       Gain/(Loss) on   Investment     Investment    Realized Gain

Year Ended September 30,                 of Period       (Loss)         Investments    Operations       Income      on Investments
--------------------------------------- ----------- ---------------- ---------------- ------------ --------------- ---------------
Aggressive Growth Portfolio: Class A

 1995(a) ..............................   $ 15.57         (0.13)             3.70           3.57           --           (0.83)
 1996 .................................   $ 18.31          0.12(b)           1.64           1.76        (0.38)          (2.89)
 1997 .................................   $ 16.80         (0.12)(b)          3.75           3.63        (0.07)          (1.92)
 1998 .................................   $ 18.44           0.16           (2.34)         (2.18)        (0.38)          (1.81)
 1999..................................   $ 14.07         (0.30)             4.65           4.35           --           (1.95)
Aggressive Growth Portfolio: Class B

 1999(g) ..............................   $ 15.52         (0.08)             0.96           0.88           --              --
Growth Portfolio: Class A

 1995(a) ..............................   $ 14.09         (0.02)             2.99           2.97           --           (0.92)
 1996 .................................   $ 16.14          0.01(b)           1.85           1.86        (0.24)          (2.77)
 1997 .................................   $ 14.99          0.04(b)           4.91           4.95        (0.30)          (1.83)
 1998 .................................   $ 17.81           0.18           (0.48)         (0.30)        (0.26)          (2.44)
 1999 .................................   $ 14.81         (0.10)             3.73           3.63           --           (1.83)
Growth Portfolio: Class B

 1999(h) ..............................   $ 16.16         (0.08)             0.47           0.39           --              --
Growth with Income Portfolio: Class A

 1995(a) ..............................   $ 15.99           0.27             3.19           3.46        (0.33)          (0.84)
 1996 .................................   $ 18.28          0.60(b)           1.60           2.20        (0.86)          (2.93)
 1997 .................................   $ 16.69          0.26(b)           4.78           5.04        (0.43)          (2.33)
 1998 .................................   $ 18.97           0.37           (0.62)         (0.25)        (0.34)          (2.35)
 1999 .................................   $ 16.03         (0.20)             3.38           3.18        (0.30)          (1.73)
Growth with Income Portfolio: Class B

 1999(g) ..............................   $ 16.62         (0.07)             0.57           0.50           --              --
International Portfolio: Class A

 1998(f) ..............................   $ 10.00         (0.07)(b)        (1.66)         (1.73)           --              --
 1999 .................................   $  8.27         (0.18)             3.02           2.84           --              --
International Portfolio: Class B

 1999(g) ..............................   $  9.48         (0.03)             1.63           1.60           --              --
Managed Total Return Portfolio: Class A

 1995(a) ..............................   $ 11.24           0.28             1.18           1.46        (0.30)          (0.75)
 1996 .................................   $ 11.65          0.42(b)           0.40           0.82        (0.50)          (0.52)
 1997 .................................   $ 11.45          0.28(b)           1.55           1.83        (0.32)          (0.90)
 1998 .................................   $ 12.06           0.29           (0.08)           0.21        (0.31)          (1.15)
 1999 .................................   $ 10.81           0.39             0.21           0.60        (0.38)          (1.43)
Managed Total Return Portfolio: Class B

 1999(g) ..............................   $  9.74           0.17           (0.20)         (0.03)        (0.11)             --
Bond Portfolio

 1995(a) ..............................   $  9.66           0.52             0.49           1.01        (0.46)             --
 1996 .................................   $ 10.21          0.52(b)         (0.14)           0.38        (0.59)             --
 1997 .................................   $ 10.00          0.51(b)           0.31           0.82        (0.54)             --
 1998 .................................   $ 10.28           0.54             0.32           0.86        (0.61)             --
 1999 .................................   $ 10.53           0.91           (1.12)         (0.21)        (0.48)             --
---------------------------------------   -------         ------           ------         ------        -----           -----

(a) On February 21, 1995, Freedom Capital Management Corporation became the Investment Adviser.

(b) Per share information is based on average shares outstanding.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

(e) Total return for the period from commencement of operations through end of period and is not annualized.

FundManager Portfolios
Financial Highlights

--------------------------------------------------------------------------------


                                                                     Ratios to Average Net Assets

                                                 ---------------------------------------------------------------------
                                                                         Net                          Net Investment

                  Net Asset                                          Investment         Expense           Income
     Total       Value, End         Total                              Income            (after        (Loss) (after

 Distributions    of Period       Return(c)        Expenses(d)        (Loss)(d)         waivers)         waivers)

--------------- ------------ ------------------- --------------- ------------------ --------------- ------------------
      (0.83)      $ 18.31            24.30%            1.65%            (0.68)%           1.65%            (0.68)%
      (3.27)      $ 16.80            12.10%            1.73%             0.68%            1.67%             0.74%
      (1.99)      $ 18.44            24.16%            1.62%            (0.73)%           1.59%            (0.70)%
      (2.19)      $ 14.07           (13.03)%           1.78%            (0.74)%           1.78%            (0.74)%
      (1.95)      $ 16.47            31.58%            1.95%            (1.32)%           1.74%            (1.11)%
         --       $ 16.40             5.67%(e)         3.13%(i)         (2.67)%(i)        2.92%(i)         (2.46)%(i)
      (0.92)      $ 16.14            22.60%            1.71%            (0.11)%           1.71%            (0.11)%
      (3.01)      $ 14.99            13.46%            1.67%            (0.01)%           1.61%             0.05%
      (2.13)      $ 17.81            36.92%            1.70%             0.18%            1.65%             0.23%
      (2.70)      $ 14.81            (2.21)%           1.70%            (0.32)%           1.70%            (0.32)%
      (1.83)      $ 16.61            24.91%            1.72%            (0.73)%           1.57%            (0.58)%
         --       $ 16.55             2.41%(e)         2.68%(i)         (1.51)%(i)        2.53%(i)         (1.36)%(i)
      (1.17)      $ 18.28            23.30%            1.59%             1.72%            1.59%             1.72%
      (3.79)      $ 16.69            13.73%            1.83%             3.51%            1.77%             3.57%
      (2.76)      $ 18.97            34.27%            1.67%             1.44%            1.62%             1.49%
      (2.69)      $ 16.03            (1.61)%           1.61%             0.16%            1.61%             0.16%
      (2.03)      $ 17.18            20.40%            1.55%             0.09%            1.55%             0.09%
         --       $ 17.12             3.01%(e)         2.89%(i)         (1.32)%(i)        2.89%(i)         (1.32)%(i)
         --       $  8.27           (17.30)%(e)        2.72%(i)         (2.50)%(i)        2.72%(i)         (2.50)%(i)
         --       $ 11.11            34.34%            2.77%            (1.20)%           2.27%            (0.70)%
         --       $ 11.08            16.88%(e)         3.63%(i)         (1.86)(i)         3.13%(i)         (1.36)%(i)
      (1.05)      $ 11.65            14.30%            2.09%             2.29%            2.09%             2.29%
      (1.02)      $ 11.45             7.58%            2.27%             3.62%            2.21%             3.68%
      (1.22)      $ 12.06            17.42%            2.19%             2.15%            2.08%             2.26%
      (1.46)      $ 10.81             1.75%            2.65%             1.40%            2.65%             1.40%
      (1.81)      $  9.60             5.56%            2.64%             2.86%            2.24%             3.26%
      (0.11)      $  9.60            (0.37)%(e)        3.36%(i)          2.26%(i)         2.86%(i)          2.76%(i)
      (0.46)      $ 10.21            10.80%            1.45%             5.38%            1.45%             5.38%
      (0.59)      $ 10.00             3.78%            1.52%             5.14%            1.47%             5.19%
      (0.54)      $ 10.28             8.45%            1.47%             5.03%            1.43%             5.07%
      (0.61)      $ 10.53             8.69%            1.47%             4.69%            1.47%             4.69%
      (0.48)      $  9.84            (2.01)%           1.42%             4.70%            1.42%             4.70%
    -------       -------           ------             ----             -----             ----             -----


                                               Paid from

                   Net Assets,     Portfolio   Realized
     Total        End of Period     Turnover    Net S/T

 Distributions   (000's omitted)      Rate       Gain

--------------- ----------------- ----------- ----------
      (0.83)         $33,668           50%      $ 0.04
      (3.27)         $38,944          158%      $ 0.27
      (1.99)         $36,200           56%      $ 0.28
      (2.19)         $23,944           38%          --
      (1.95)         $16,884           63%          --
         --          $   745           63%          --
      (0.92)         $26,022           68%      $ 0.10
      (3.01)         $26,639           93%      $ 0.48
      (2.13)         $32,835           95%      $ 0.12
      (2.70)         $29,431           33%      $ 0.28
      (1.83)         $17,400           62%          --
         --          $   576           62%          --
      (1.17)         $35,643           12%          --
      (3.79)         $31,571           85%      $ 0.06
      (2.76)         $37,274           61%          --
      (2.69)         $37,256           14%      $ 0.31
      (2.03)         $19,878           16%          --
         --          $   282           16%          --
         --          $10,196           18%          --
         --          $ 5,543           31%          --
         --          $   519           31%          --
      (1.05)         $14,749           50%          --
      (1.02)         $12,123          159%      $ 0.01
      (1.22)         $11,606           73%          --
      (1.46)         $ 9,762           98%      $ 0.11
      (1.81)         $16,781          127%          --
      (0.11)         $    49          127%          --
      (0.46)         $77,419           53%          --
      (0.59)         $70,166           93%          --
      (0.54)         $63,557          142%          --
      (0.61)         $60,080           33%          --
      (0.48)         $ 9,512           18%          --
    -------          -------          ---       ------

(f) Portfolio commenced investment operations on June 6, 1998. (g) The Portfolio commenced investment operations on February 22, 1999. (h) The Portfolio commenced investment operations on February 16, 1999.

(i) Annualized.

(See Notes to Financial Statements which are an integral part of the Financial
                                  Statements)

FundManager Portfolios
Notes to Financial Statements

September 30, 1999

--------------------------------------------------------------------------------

1. Description and Shares of the Portfolios. FundManager Portfolios (the "Trust") consists of a series of six separately managed portfolios (collectively, the "Portfolios"), each with distinct investment objectives. Following is the investment objective of each of the six portfolios presented herein: Aggressive Growth Portfolio (capital appreciation without regard to current income), Growth Portfolio (capital appreciation with current income a secondary consideration), Growth with Income Portfolio (combination of capital appreciation and current income), International Portfolio (long-term capital appreciation with current income a secondary consideration), Managed Total Return Portfolio (high total return, through capital appreciation and current income), and Bond Portfolio (high level of current income ). The Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end, diversified management investment company established as a Delaware business trust. The Trust, with the exception of the Bond Portfolio, offers Class A and Class B shares. All Class B shares were effective on January 8, 1999. The Bond Portfolio offers only Class A shares.

2. Significant Accounting Policies. The following is a summary of the Trust's significant accounting policies:

(A) Security Valuation. Shares of other open-end investment companies are valued at their net asset value as reported by such companies. In the absence of readily available market quotations, investments are valued at fair value as determined by the Board of Trustees (the "Trustees").

(B) Security Transactions and Related Investment Income. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Identified cost of investments sold is used to calculate gains and losses for both financial statement and federal income tax purposes.

(C) Expense Allocation. The Portfolios bear all costs of their operations other than expenses specifically assumed by the investment adviser or the distributors. Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses incurred by the Trust with respect to any two or more Portfolios are allocated in proportion to the net asset levels of each Portfolio; except where allocations of direct expenses to each Portfolio can otherwise be made fairly.

(D) Federal Income Taxes. Each Portfolio is treated as a separate taxable entity for federal tax purposes. Each Portfolio has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income, including any net realized gains, to its shareholders.

    Accordingly, no provision for federal income or excise tax is required. At September 30, 1999, the Bond Portfolio has net capital loss carryforwards on the basis of identified cost, for federal income tax purposes of approximately $2,200,072. These capital loss carryforwards will be used to offset any future realized gains to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Bond Portfolio of any liability for federal income tax. The capital losses of $478,849 and $1,721,223 will expire September 30, 2005 and September 30, 2004 respectively.

(E) Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Income and capital gain distributions are determined in accordance with income tax regulations

FundManager Portfolios
Notes to Financial Statements

--------------------------------------------------------------------------------

    which may differ from generally accepted accounting principals. These differences are primarily due to losses deferred on wash sales, post October 31 losses, and short-term capital gain distributions received by the Portfolios from other open-end investment companies.

(F) Use of Estimates. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(G) Reclassification of Net Asset Accounts. During the year ended September 30, 1999, the Portfolios reclassified the effects of certain differences between the financial statement amounts and distributions determined in accordance with income tax regulations. These differences were reclassified [increase/(decrease)] between paid in capital, undistributed net investment income and accumulated net realized gain/(loss) on investments:


                                                    Undistributed    Accumulated
                                          Paid           Net         Net Realized

                                           in         Investment    Gain/(Loss) on
                                        Capital         Income       Investments

                                     ------------- --------------- ---------------
   Aggressive Growth Portfolio       $1,033,030    $644,008        $(1,677,038)
   Growth Portfolio ................ 1,309,762      307,706         (1,617,468)
   Growth and Income
   Portfolio ....................... 1,032,795      600,324         (1,633,119)
   International Portfolio .........  (116,878)     149,538            (32,660)
   Managed Total Return
   Portfolio .......................      (679)     225,618           (224,939)
   Bond Portfolio ..................   (34,751)     396,942           (362,191)

3. Advisory Fees and Other Transactions with Affiliates.

(A) Advisory Fees. The Trust retains Freedom Capital Management Corporation ("Freedom") to act as Investment Adviser ("Adviser"). Freedom is responsible for the investment management of each Portfolio's assets, including the responsibility for making the investment decisions and placing orders for the purchase and sale of the Portfolios' investments directly with the issuers or with brokers or dealers selected by it in its discretion, including the distributors. Freedom also furnishes to the Trustees, who have overall responsibility for the business affairs of the Trust, periodic reports on the investment performance of the Portfolios. For its services as Adviser, Freedom receives from each Portfolio a fee, payable monthly, at the annual rate of 0.50% of each Portfolio's average daily net assets up to $500 million and 0.40% of average daily net assets in excess of $500 million. The Adviser may voluntarily choose to waive a portion of its fee at its sole discretion.

(B) Administration. Federated Administrative Services ("FAS"), a wholly-owned subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Portfolios. FAS provides these at an annual rate which relates to the average aggregate daily net assets of the Portfolios as specified below:


     Maximum

 Administrative              Average Aggregate
       Fee                   Daily Net Assets

----------------   ------------------------------------

       .150%            on the first $250 million
       .125%             on the next $250 million
       .100%             on the next $250 million
       .075%       on assets in excess of $750 million


    The administrative fee received during any fiscal year shall be at least $75,000 per Portfolio. FAS may voluntarily choose to waive a portion of its fee or minimums from time to time at its sole discretion.

FundManager Portfolios
Notes to Financial Statements

--------------------------------------------------------------------------------

(C) Distribution Plan. The Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which allows them to pay a distribution and shareholder servicing fee of up to 0.25% of the Class A Shares assets and up to 1.00% of the Class B Shares assets. Payments under the Distribution Plan are designed to compensate the Distributors for costs and expenses incurred by the Distributors in connection with the sale, distribution and customer servicing of the Portfolios' Class A Shares and Class B Shares.

(D) Transfer and Dividend Disbursing Agent Fees and Expenses. Federated Shareholder Services Company ("FSSC"), a subsidiary of Federated Investors, Inc., serves as transfer agent, dividend disbursing agent and shareholder servicing agent for the Portfolios.

(E) Trustees' Fees. Trustees who are not affiliated with Freedom receive compensation and out-of-pocket expenses from each Portfolio.

4. Investment Transactions. Purchase and saletransactions for the period ended September 30, 1999, were as follows:


Portfolios                            Purchases          Sales

--------------------------------   --------------   --------------
Aggressive Growth Portfolio        $14,247,687      $24,601,904
Growth Portfolio                    16,442,215       30,327,258
Growth with Income Portfolio         5,338,994       27,938,708
International Portfolio              2,670,463        8,930,000
Managed Total Return Portfolio      22,469,877       15,055,088
Bond Portfolio                       7,760,527       54,375,079


5. Expense Offset Arrangements. Each Portfolio's Statement of Operations reflects custodial earnings credits. These amounts are used to offset the custody fee payable by the Portfolios to the custodian bank. The credits are earned when the Portfolio maintains a balance of uninvested cash at the custodian bank.

6. Year 2000 Issue (Unaudited). Similar to other financial organizations, the Trust could be adversely affected if the computer systems used by the Trust's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Trust's service providers, including the Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

FundManager Portfolios
Report of Independent Auditors

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of FundManager Portfolios:

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of FundManager Portfolios (comprising, respectively, the Aggressive Growth, Growth, Growth with Income, International Portfolios, Managed Total Return, and Bond, collectively, the "Trust") as of September 30, 1999, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting FundManager Portfolios at September 30, 1999, the results of their operations for the year then ended, and changes in their net assets and their financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
November 12, 1999

[FREEDOM LOGO
FUND MANAGER PORTOLIOS

--------------------------------------------------------
Selecting Leading Fund Managers for Investors Since 1984]

Investment Adviser

  Freedom Capital Management Corporation
  One Beacon Street

  Boston, MA 02108

For Shareholder Information: (800) 344-9033 www.fund-manager.com

Distributors

  Freedom Distributors Corporation
  One Beacon Street

  Boston, MA 02108

  Edgewood Services, Inc.
  5800 Corporate Drive
  Pittsburgh, PA 15237-5829

---------|----------------------
NOT      |  May lose value
FDIC     |
INSURED  |  Not bank guaranteed

---------|----------------------


This report is for the information of the shareholders of the FundManager Portfolios. Its use in connection with any offering of the Portfolios' shares is authorized only in case of a concurrent or prior delivery of the Portfolios' current prospectus. G01933-01 (11/99)

Aggressive Growth Portfolio - Class A Shares

  The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Aggressive Growth Portfolio Class A Shares are represented by a solid line. The Russell 2000 Index (the "R2000") is represented by a dotted line.The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the R2000. The "x" axis reflects computation periods from 10/1/89 to 9/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares as compared to the R2000. The ending values were $29,783 and $30,000, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year, five-year and 10-year periods ended 9/30/99. The total returns were 24.3%, 13.3%, and 10.9%, respectively.

Absent the sales charge, the avaerage annual total returns for the period ended 9/30/99 were: 31.6%, 14.6%, and 11.5%, respectively.

Aggressive Growth Portfolio - Class B Shares

  The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Aggressive Growth Portfolio Class B Shares are represented by a solid line. The Russell 2000 Index (the "R2000") is represented by a dotted line.The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund and the R2000. The "x" axis reflects computation periods from 2/22/99 to 9/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares as compared to the R2000. The ending values were $10,000 and $10,994, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Cummulative Total Return from the start of performance to 9/30/99. The total return was 0.6%.

Absent the sales charge, the avaerage annual total return for the period ended 9/30/99 was 5.7%.

Growth Portfolio - Class A Shares

  The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Growth Portfolio Class A Shares are represented by a solid line. The Standard & Poor's 500 Index (S&P 500) is represented by a dotted line.The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and theS&P 500. The "x" axis reflects computation periods from 10/1/89 to 9/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares as compared to the S&P 500. The ending values were $33,945 and $50,000, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year, five-year and 10-year periods ended 9/30/99. The total returns were 18.1%, 17.1%, and 12.4%, respectively.

Absent the sales charge, the avaerage annual total returns for the period ended 9/30/99 were: 24.9%, 17.1%, and 12.4%, respectively.

Growth Portfolio - Class B Shares

  The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Growth Portfolio Class B Shares are represented by a solid line. The Standard & Poor's 500 Index (S&P 500 Index) is represented by a dotted line.The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund and the S&P 500. The "x" axis reflects computation periods from 2/16/99 to 9/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares as compared to the S&P 500. The ending values were $9,741 and $10,500, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Cummulative Total Return from the start of performance to 9/30/99. The total returns was (2.6)%.

Absent the sales charge, the avaerage annual total return for the period ended 9/30/99 was 2.4%.

Growth with Income Portfolio - Class A Shares

  The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Growth with Income Portfolio Class A Shares are represented by a solid line. The Standard & Poor's 500 Index (S&P 500) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and theS&P 500. The "x" axis reflects computation periods from 10/1/89 to 9/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares as compared to the S&P 500. The ending values were $31,418 and $50,000, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year, five-year and 10-year periods ended 9/30/99. The total returns were 13.8%, 16.1%, and 11.5%, respectively.

Absent the sales charge, the avaerage annual total returns for the period ended 9/30/99 were 20.4%, 17.4%, and 12.1%, respectively.

Growth with Income Portfolio - Class B Shares

  The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Growth with Income Portfolio Class B Shares are represented by a solid line. The Standard & Poor's 500 Index (S&P 500 Index) is represented by a dotted line.The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund and the S&P
500. The "x" axis reflects computation periods from 2/22/99 to 9/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares as compared to the S&P 500. The ending values were $9,801 and $10,500, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Cummulative Total Return from the start of performance to 9/30/99. The total return was (2.0)%.

Absent the sales charge, the avaerage annual total return for the period ended 9/30/99 was 3.0%.

International Portfolio - Class A Shares

  The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The International Portfolio Class A Shares are represented by a solid line. The Morgan Stanley Capital International Europe Australia Far East Index (MSCI) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the MSCI. The "x" axis reflects computation periods from 6/6/98 (start of performance) to 9/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares as compared to the MSCI. The ending values were $10,610 and $11,500, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Return for the one-year period and since inception to the period ended 9/30/99. The total returns were 27.0%, and 5.0%, respectively.

Absent the sales charge, the avaerage annual total returns for the period ended 9/30/99 were 34.3% and 11.1%, respectively.

International Portfolio - Class B Shares

  The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The International Portfolio Class B Shares are represented by a solid line. The Morgan Stanley Capital International Europe Australia Far East Index (MSCI) is represented by a dotted line.The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund and the MSCI. The "x" axis reflects computation periods from 2/22/99 to 9/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares as compared to the MSCI. The ending values were $11,000 and $11,188, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Cummulative Total Return from the start of performance to 9/30/99. The total return was 11.9%.

Absent the sales charge, the average annual total return for the period ended 9/30/99 was 16.9%.

Managed Total Return Portfolio - Class A Shares

  The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Managed Total Return Portfolio Class A Shares are represented by a solid line. The Lehman Government/Corporate Index (LG/CI)) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the LG/CI. The "x" axis reflects computation periods from 10/1/89 (start of performance) to 9/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares as compared to the LG/CI. The ending values were $18,000 and $20,313, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Return for the one-year, five-year, and 10-year periods ended 9/30/99. The total returns were (0.3)%, 7.9%, and 7.3%, respectively.

Absent the sales charge, the avaerage annual total returns for the period ended 9/30/99 were 5.6%, 9.1% and 7.9%, respectively.

Managed Total Return Portfolio - Class B Shares

  The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Managed Total Return Portfolio Class B Shares are represented by a solid line. The Lehman Government/Corporate Total Index (LG/CI) is represented by a broken line.The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund and the LG/CI. The "x" axis reflects computation periods from 2/22/99 to 9/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares as compared to the LG/CI. The ending values were $9,465 and $10,000, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Cummulative Total Return from the start of performance to 9/30/99. The total return was (5.4)%.

Absent the sales charge, the avaerage annual total return for the period ended 9/30/99 was (0.4)%%.

A8. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated American Leaders Fund, Inc. are represented by a solid line. The S&P 500 is represented by a broken line and the LGIFA is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund, the S&P 500 and the LGIFA. The "x" axis reflects computation periods from 7/25/94 to 3/31/96. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares as compared to the S&P 500 and the LGIFA. The ending values were $13,560, $14,867, and $13,771, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Return for the one-year period ended 3/31/96 and from the start of performance of Class B Shares (7/25/94) to 3/31/96. The total returns were 25.40% and 19.85%, respectively.

Bond Portfolio - Class A Shares

  The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Bond Portfolio Class A Shares are represented by a solid line. The Lehman Government/Corporate Index (LG/CI)) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the LG/CI. The "x" axis reflects computation periods from 10/1/89 (start of performance) to 9/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares as compared to the LG/CI. The ending values were $18,556 and $20,300, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Return for the one-year, five-year, and 10-year periods ended 9/30/99. The total returns were (2.0)%, 5.8%, and 6.4%, respectively.